Subsequent Events	6 Months Ended
Mar. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 24. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the June 30, 2025 and, except for the events described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the unaudited condensed consolidated financial statements.

On April 1, 2025, a subsidiary of the Group renewed agreements for the leases of workshop and warehouse owned by the founder and his family member at a monthly rent of HK$33,000 in total. The rent periods are from April 1, 2025 to March 31, 2026.

On May 29, 2025, a subsidiary of the Group entered into an agreement for the leases of workshop and warehouse owned by the founder and his family member at a monthly rent of HK$13,000. The rent period is from June 1, 2025 to March 31, 2026.

On June 17, 2025, a subsidiary of the Group entered into three subcontracting contracts with a customer in relation to the expansion work of a hospital in Hong Kong. The total contract sum of the three contracts is approximately HK$89 million.